UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2021

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, the Board of Directors (the “Board”) of TopBuild Corp., a Delaware corporation (the “Company”), expanded the size of the Board from seven to eight persons and appointed Ernesto Bautista III to serve as a Director for a term expiring at the 2022 Annual Meeting of Stockholders. The Board also appointed Mr. Bautista to serve on the Board’s Audit Committee, Compensation Committee, and Governance Committee.

Mr. Bautista in currently Chief Financial officer of BJ Energy Solutions LLC, an oil and gas service company. Prior to joining BJ Energy Solutions this year, Bautista served as Vice President, Chief Financial Officer and Treasurer of CARBO Ceramics Inc. (NYSE:CRR) from 2009 to 2020. In addition, Bautista served in several senior management roles at W-H Energy Services, Inc. (NYSE:WHQ), ultimately serving as Vice President and Chief Financial Officer prior to the Company’s sale to Smith International Inc. Mr. Bautista is a Certified Public Accountant (Texas) and holds Bachelor’s and Master’s degrees from Rice University.

Mr. Bautista will participate in the standard non-employee director compensation arrangements described in the Company’s 2021 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2021.

There are no arrangements or understandings between Mr. Bautista and any other person pursuant to which Mr. Bautista was appointed to the Board. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Bautista was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 7.01 Regulation FD Disclosure.

On September 13, 2021, TopBuild issued a press release announcing the Board’s appointment of Mr. Bautista. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by TopBuild under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated September 13, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: September 13, 2021

3